                                                                      EXHIBIT 99

                                  Exhibit Index

AMERICAN CENTURY INVESTMENT TRUST

EXHIBIT     DESCRIPTION

EX-99.a1 Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004 (filed as Exhibit a to Post-Effective Amendment No. 24 to the
Registration Statement of the Registrant on May 26, 2004, File No. 33-65170, and
incorporated herein by reference).

EX-99.a2 Amendment No. 1 to the Amended and Restated Agreement and Declaration
of Trust, dated June 14, 2004 (filed as Exhibit a2 to Post-Effective Amendment
No. 24 to the Registration Statement of the Registrant on July 29, 2004, File
No. 33-65170, and incorporated herein by reference).

EX-99.a3 Amendment No. 2 to the Amended and Restated Agreement and Declaration
of Trust, dated April 20, 2005 (filed as Exhibit a3 to Post-Effective Amendment
No. 26 to the Registration Statement of the Registrant on May 16, 2005, File No.
33-65170, and incorporated herein by reference).

EX-99.a4 Amendment No. 3 to the Amended and Restated Agreement and Declaration
of Trust, dated June 30, 2005 (filed as Exhibit a4 to Post-Effective Amendment
No. 28 to the Registration Statement of the Registrant on July 28, 2005, File
No. 33-65170, and incorporated herein by reference).

EX-99.a5 Amendment No. 4 to the Amended and Restated Agreement and Declaration
of Trust, dated December 12, 2005 (filed electronically as Exhibit 1(e) to the
Registration Statement on Form N-14 of the Registrant on December 22, 2005, File
No. 33-65170, and incorporated herein by reference).

EX-99.a6   Amendment No. 5 to the Amended and Restated Agreement and Declaration
of Trust, dated March 10, 2006 (filed as Exhibit a6 to Post-Effective Amendment
No. 32 to the Registration Statement of the Registrant on March 31, 2006, File
No. 33-65170, and incorporated herein by reference).

EX-99.a7  Amendment No. 6 to the Amended and Restated Agreement and Declaration
of Trust, dated August 25, 2006.

EX-99.b  Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit b to Post-Effective Amendment No. 25 to the Registration Statement of the
Registrant on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.c Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust, appearing as Exhibit a1 herein and Article II, Article VII, Article VIII, and Article IX
of Registrant's Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1 Management Agreement with American Century Investment Management,
Inc., dated August 1, 2006.

EX-99.d2 Management Agreement with American Century Investment Management,
Inc., dated March 30, 2006 (filed as Exhibit d2 to Post-Effective Amendment No.
32 to the Registration Statement of the Registrant on March 31, 2006, File No.
33-65170, and incorporated herein by reference).

EX-99.d3 Investment Subadvisory Agreement with Mason Street Advisors LLC, dated
March 30, 2006 (filed as Exhibit d3 to Post-Effective Amendment No. 32 to the
Registration Statement of the Registrant on March 31, 2006, File No. 33-65170,
and incorporated herein by reference).

EX-99.d4 Management Agreement with American Century Investment Management, Inc., dated April 28, 2006 (filed as Exhibit d4 to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on April 28, 2006, File No.
33-65170, and incorporated herein by reference).

EX-99.d5 Management Agreement with American Century Investment Management, Inc., dated November 29, 2006 (to be filed by amendment).

EX-99.e1 Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated April 28, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 117 to the Registration Statement of American
Century Mutual Funds, Inc. on April 28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.e2 Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated November 29, 2006 (to be filed by amendment).

EX-99.e3 Form of Dealer/Agency Agreement (filed as Exhibit e2 to Pre-Effective
Amendment No. 1 to the Registration Statement of American Century Growth Funds,
Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

EX-99.g1 Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2 Global Custody Agreement with The Chase Manhattan Bank, dated August 9,
1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration
Statement of American Century Government Income Trust on February 7, 1997, File
No. 2-99222, and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century
Investments and The Chase Manhattan Bank, dated December 9, 2000 (filed as
Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of
American Century Variable Portfolios II, Inc. on January 9, 2001, File No.
333-46922, and incorporated herein by reference).

EX-99.g4 Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated May 1, 2004 (filed as
Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5 Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6 Amendment No. 3 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006 (filed as Exhibit g6 to Pre-Effective Amendment No. 1 to the Registration Statement of
American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and
incorporated herein by reference).

EX-99.g7 Custodian and Investment Accounting Agreement with State Street Bank and Trust Company, dated May 27, 2005 (filed as Exhibit g6 to Post-Effective
Amendment No. 27 to the Registration Statement of the Registrant on May 27,
2005, File No. 33-65170, and incorporated herein by reference).

EX-99.g8 Amendment No. 1 to Custodian and Investment Accounting Agreement with
State Street Bank and Trust Company, effective September 30, 2005 (filed as
Exhibit g8 to Post-Effective Amendment No. 41 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.g9 Amendment No. 2 to Custodian and Investment Accounting Agreement with
State Street Bank and Trust Company, effective March 31, 2006 (filed as Exhibit
g8 to Post-Effective Amendment No. 32 to the Registration Statement of the
Registrant on March 31, 2006, File No. 33-65170, and incorporated herein by reference).

EX-99.g10 Third-Party Custodial Agreement with J.P. Morgan Futures Inc. and
State Street Bank and Trust Company, dated March 31, 2006 (filed as Exhibit g9 to Post-Effective Amendment No. 34 to the Registration Statement of the
Registrant on April 28, 2006, File No. 33-65170, and incorporated herein by reference).

EX-99.g11 Investment Company Acknowledgement with Merrill Lynch, dated April 20,
2006 (filed electronically as Exhibit g10 to Post-Effective Amendment No. 34 to
the Registration Statement of the Registrant on April 28, 2006, File No.
33-65170, and incorporated herein by reference).

EX-99.g12 Amendment to Investment Company Acknowledgement with Merrill Lynch (to be filed by amendment).

EX-99.h1 Transfer Agency Agreement with American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust on July
31, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.h2 Amendment No. 1 to Transfer Agency Agreement with American Century
Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post-Effective
Amendment No. 23 to the Registration Statement of American Century Quantitative
Equity Funds on June 29, 1998, File No. 33-19589, and incorporated herein by reference).

EX-99.h3 Amendment No. 2 to the Transfer Agency Agreement with American Century
Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4 Amendment No. 3 to the Transfer Agency Agreement with American Century
Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.h5 Amendment No. 4 to the Transfer Agency Agreement with American Century
Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.h6 Amendment No. 5 to the Transfer Agency Agreement with American Century
Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to Post-Effective
Amendment No. 17 to the Registration Statement of the Registrant on June 28,
2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h7 Amendment No. 6 to the Transfer Agency Agreement with American Century
Services Corporation, dated September 3, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 35 the Registration Statement of American Century
Municipal Trust on September 30, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.h8 Amendment No. 7 to the Transfer Agency Agreement with American Century
Services Corporation, dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable Portfolios II, Inc. on December 23, 2002, File No. 333-46922, and
incorporated herein by reference).

EX-99.h9 Amendment No. 8 to the Transfer Agency Agreement with American Century
Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.h10 Amendment No. 9 to the Transfer Agency Agreement with American Century
Services, LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11 Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC, dated September 29, 2005 (filed as Exhibit h11 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.h12 Amendment No. 11 to the Transfer Agency Agreement with American
Century Services, LLC, dated March 30, 2006 (filed as Exhibit h12 to
Post-Effective Amendment No. 50 to the Registration Statement of American
Century Municipal Trust on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.h13 Amendment No. 12 to the Transfer Agency Agreement with American
Century Services, LLC, dated April 28, 2006 (filed as Exhibit h13 to
Post-Effective Amendment No. 43 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 28, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.h14 Amendment No. 13 to the Transfer Agency Agreement with American
Century Services, LLC, dated November 29, 2006 (to be filed by amendment).

EX-99.h15 Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h16 Termination, Replacement and Restatement Agreement with JPMorgan Chase
Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as Exhibit
h13 to Post-Effective Amendment No. 40 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2005, File No.
2-82734, and incorporated herein by reference).

EX-99.h17 Customer Identification Program Reliance Agreement (filed as Exhibit
h2 to Pre-Effective Amendment No. 1 to the Registration Statement of American
Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and
incorporated herein by reference).

EX-99.i Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2 Power of Attorney, dated August 25, 2006 (filed as Exhibit j2 to
Post-Effective Amendment No. 45 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 1, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.j3 Secretary's Certificate, dated August 25, 2006 (filed as Exhibit j3 to the Registration Statement of American Century Quantitative Equity Funds, Inc.
on September 1, 2006, File No. 33-19589, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement of American Century Target Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2 Amendment to the Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m3 Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m4 Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.m5 Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2005, File No. 2-94608, and incorporated herein by reference).

EX-99.m6 Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7 Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 29, 2005 (filed as Exhibit m7 to Post-Effective
Amendment No. 51 to the Registration Statement of American Century Government
Income Trust on July 28, 2005, File No. 2-99222, and incorporated herein by reference).

EX-99.m8 Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 29, 2005 (filed electronically as Exhibit
m8 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m9 Master Distribution and Individual Shareholder Services Plan (C Class),
dated September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment No. 35 to the Registration Statement of American Century Target Maturities Trust on
April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m10 Amendment No. 1 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m11 Amendment No. 2 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to
Post-Effective Amendment No. 16 to the Registration Statement of the Registrant
on November 30, 2001, File No. 33-65170, incorporated herein by reference).

EX-99.m12 Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement of the Registrant
on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.m13 Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m5 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.m14 Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to
Post-Effective Amendment No. 42 to the Registration Statement of American
Century Municipal Trust on February 26, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.m15 Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m16 Amendment No. 7 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and
incorporated herein by reference).

EX-99.m17 Amendment No. 8 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 29, 2005 (filed as Exhibit m17 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m18 Amendment No. 9 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m10 to
Post-Effective Amendment No. 50 to the Registration Statement of American
Century Municipal Trust on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.m19 Amendment No. 10 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated November 29, 2006 (to be filed by amendment).

EX-99.m20 Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m21 Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (A Class), dated February 27, 2004 (filed as Exhibit m18 to Post-Effective
Amendment No. 104 to the Registration Statement of American Century Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m22 Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 30, 2004 (filed as Exhibit m22 to
Post-Effective Amendment No. 106 to the Registration Statement of the Registrant
on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23 Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated November 17, 2004 (filed as Exhibit m23 to
Post-Effective Amendment No. 106 to the Registration Statement of the Registrant
on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m24 Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m25 Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 29, 2005 (filed as Exhibit m25 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m26 Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m27 Amendment No. 7 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated November 29, 2006 (to be filed by amendment).

EX-99.m28 Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m29 Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (B Class), dated February 27, 2004 (filed as Exhibit m20 to Post-Effective
Amendment No. 104 to the Registration Statement of American Century Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m30 Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 30, 2004 (filed as Exhibit m26 to
Post-Effective No. 106 to the Registration Statement of the Registrant on
November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m31 Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated November 17, 2004 (filed as Exhibit m27 to
Post-Effective Amendment No. 106 to the Registration Statement of the Registrant
on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m32 Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m33 Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 29, 2005 (filed as Exhibit m31 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m34 Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m35 Amendment No. 7 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated November 29, 2006 (to be filed by amendment).

EX-99.m36 Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m37 Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc., on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m38 Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated February 24, 2005 (filed as Exhibit m30 to
Post-Effective Amendment No. 22 of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m39 Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated July 29, 2005 (filed as Exhibit m33 to
Post-Effective Amendment No. 111 to the Registration Statement of American
Century Mutual Funds, Inc., on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.m40 Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated September 29, 2005 (filed as Exhibit m22 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m41 Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated March 30, 2006 (filed as Exhibit m40 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m42 Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated November 29, 2006 (to be filed by amendment).

EX-99.n1 Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to the Amended and Restated Multiple Class Plan, dated
December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the
Registration Statement of American Century Municipal Trust on December 23, 2002,
File No. 2-91229, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan, dated
August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the
Registration Statement of American Century Strategic Asset Allocations, Inc. on
August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4 Amendment No. 3 to the Amended and Restated Multiple Class Plan, dated
February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5 Amendment No. 4 to the Amended and Restated Multiple Class Plan, dated
May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6 Amendment No. 5 to the Amended and Restated Multiple Class Plan, dated
August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the
Registration Statement of the Registrant on July 29, 2004, File No. 33-65170,
and incorporated herein by reference).

EX-99.n7 Amendment No. 6 to the Amended and Restated Multiple Class Plan, dated
September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8 Amendment No. 7 to the Amended and Restated Multiple Class Plan, dated
November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9 Amendment No. 8 to the Amended and Restated Multiple Class Plan, dated
February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the
Registration Statement of American Century Strategic Asset Allocations, Inc. on
March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to the Amended and Restated Multiple Class Plan, dated
July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the
Registration Statement of American Century Mutual Funds, Inc. on July 28, 2005,
File No. 2-14213, and incorporated herein by reference).

EX-99.n11 Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12 Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to Post-Effective Amendment No. 23 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on March 30, 2006, File No. 33-79482, and incorporated herein by reference).

EX-99.n13 Amendment No. 12 to the Amended and Restated Multiple Class Plan,
dated November 29, 2006 (to be filed by amendment).

EX-99.n14 Letter Agreement with American Century Investment Management, Inc., dated March 30, 2006 (filed as Exhibit n13 to Post-Effective Amendment No. 42 to the Registration Statement of American Century World Mutual Funds, Inc. on March
30, 2006, File No. 33-39242, and incorporated herein by reference).

EX-99.p1 American Century Investments Code of Ethics (filed as Exhibit p1 to
Pre-Effective Amendment No. 1 to the Registration Statement of American Century
Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

EX-99.p2 Independent Directors' Code of Ethics amended February 28, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration Statement
of American Century Target Maturities Trust on November 30, 2004, File No.
2-94608, and incorporated herein by reference).

EX-99.p3 Mason Street Advisors, LLC Statement of Policy on Personal Securities
Transactions (filed as Exhibit p3 to Post-Effective Amendment No. 31 to the
Registration Statement of the Registrant on March 9, 2006, File No. 33-65170,
and incorporated herein by reference).